Exhibit 32.1

CERTIFICATIONS OF THE CHIEF EXECUTIVE OFFICER
UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing by AeroGrow International, Inc. (the “Registrant”) of its Annual Report on Form 10-K for the fiscal year ended March 31, 2008 (the “Annual Report”) with the Securities and Exchange Commission, I, Jervis B. Perkins, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

Date: June 26, 2008	By:	/s/ Jervis B. Perkins
Jervis B. Perkins
President and Chief Executive Officer
(Principal Executive Officer)